December 10, 2013 I Goldman Sachs U.S. Financial Services Conference 2013 Willis Group Holdings plc. Overview Exhibit 99.1

Global risk adviser and broker

With roots dating to 1828, we today are a truly global company, operating on every continent, with more than 17,500 Associates in over 400 offices
Goldman Sachs U.S. Financial Services Conference 2013
32%
30%
38%
Global
America
International
North
Market-leading products and professional services in risk management and transfer
Our experts rank among the world’s leading authorities on analytics, modelling and mitigation strategies at the intersection of global commerce and extreme events
Across geographies, industries and specialisms, Willis provides its local and multinational clients with resilience for a risky world
2012 revenue - $3.48 billion

$3.5bn in revenues in 2012
Strong Operating and EBITDA margins
$525m of cash generated from operations in 2012
Solid organic growth across all business divisions through Q3 2013
(+5.3%)
Strong Fundamentals

Highly
diversified Clients across all segments and industries
85% P&C, 15% EB (and EB expected to grow as proportion)
Attractive
growth
markets
Long-term structural drivers – GDP, trade, inflation, demographics
Growing insurance and broking penetration in developing markets
Expanding set of risks: climate, cyber, health
Strong
Cash
generation
Geographically diversified
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Strong year-to-date growth supports objective of
mid-teens total shareholder return over medium-
term

Positive margin,
targeting 70 bps
+ spread
Mid-single digit
organic revenue
growth
Improving cash generation
Invest in the business for growth
Generate a steadily rising dividend
Value-creating M&A
Repurchase shares
Flattening capital
expenditures and
pension funding
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Rebalance toward faster growth geographies, industries and sectors where Willis is already operating
Increase connectivity between businesses to encourage cross-selling the totality of
Willis to our clients and prospects (within developed and developing markets)
Put new and existing insurance capital to use for clients
• Global360
Grow with global healthcare and demographic changes
• The Willis Advantage Exchange in North America
• Growing Employee Benefits demand across the world
Adopt disciplined approach to M&A opportunities
• Potentially attractive option with Gras
Savoye,
market leader in France &
Africa with potential to expand margins
• Other options to grow (geographies, leadership positions, specialisms)
• Disciplined NPV process
Growth Opportunities
5 Goldman Sachs U.S. Financial Services Conference 2013

Important disclosures regarding forward-looking statements
6 Goldman Sachs U.S. Financial Services Conference 2013
agreements that may restrict our ability to take these
actions; fluctuations in our earnings as a result of
potential changes to our valuation allowance(s) on our
deferred tax assets;
Disclaimer
This presentation contains certain “forward-looking
statements” within the meaning of Section 27A of
the Securities Act of 1933, and Section 21E of the
Securities Exchange Act of 1934, which are
intended to be covered by the safe harbors created
by those laws. These forward-looking statements
include information about possible or assumed
future results of our operations.
All statements, other than statements of historical
facts, included in this document that address
activities, events or developments that we expect or
anticipate may occur in the future, including such
things as our outlook, potential cost savings and
accelerated adjusted operating margin and
adjusted earnings per share growth, future capital
expenditures, growth in commissions and fees,
business strategies, competitive strengths, goals,
the benefits of new initiatives, growth of our
business and operations, plans, and references to
future successes are forward-looking statements.
Also, when we use the words such as ‘aim’,
‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’,
‘plan’, ‘probably’, or similar expressions, we are
making forward-looking statements.
There are important uncertainties, events and
factors that could cause our actual results or
performance to differ materially from those in the
forward-looking statements contained in this
document, including the following: the
impact of any regional, national or global political,
economic, business, competitive, market,
environmental or regulatory conditions on our global
business operations; the impact of current financial
market conditions on our results of operations and
financial condition, including as a result of those
associated with the current Eurozone crisis, any
insolvencies of or other difficulties experienced by
our clients, insurance companies or financial
institutions; our ability to implement and realize
anticipated benefits of any expense reduction
initiative, charge or any revenue generating
initiatives; volatility or declines in insurance markets
and premiums on which our commissions are based,
but which we do not control; our ability to continue to
manage our significant indebtedness; our ability to
compete effectively in our industry, including the
impact of our refusal to accept contingent
commissions from carriers in the non-Human Capital
areas of our retail brokerage business; material
changes in commercial property and casualty
markets generally or the availability of insurance
products or changes in premiums resulting from a
catastrophic event, such as a hurricane; our ability to
retain key employees and clients and attract new
business; the timing or ability to carry out share
repurchases and redemptions; the timing or ability to
carry out refinancing or take other steps to manage
our capital and the limitations in our long term debt

Goldman Sachs U.S. Financial Services Conference 2013 7
any fluctuations in exchange and interest rates that
could affect expenses and revenue; the potential costs
and difficulties in complying with a wide variety of
foreign laws and regulations and any related changes,
given the global scope of our operations; rating agency
actions that could inhibit our ability to borrow funds or
the pricing thereof; a significant decline in the value of
investments that fund our pension plans or changes in
our pension plan liabilities or funding obligations; our
ability to achieve the expected strategic benefits of
transactions, including any growth from associates;
further impairment of the goodwill of one of our reporting
units, in which case we may be required to record
additional significant charges to earnings; our ability to
receive dividends or other distributions in needed
amounts from our subsidiaries; changes in the tax or
accounting treatment of our operations and fluctuations
in our tax rate; any potential impact from the US
healthcare reform legislation; our involvements in and
the results of any regulatory investigations, legal
proceedings and other contingencies; underwriting,
advisory or reputational risks associated with
non-core operations as well as the potential
significant impact our non-core operations
(including the Willis Capital Markets & Advisory
operations) can have on our financial results; our
exposure to potential liabilities arising from errors
and omissions and other potential claims against
us; and the interruption or loss of our information
processing systems or failure to maintain secure
information systems.
The foregoing list of factors is not exhaustive and
new factors may emerge from time to time that
could also affect actual performance and results.
For additional information see also Part I, Item 1A
“Risk Factors” included in Willis’ Form 10-K for the
year ended December 31, 2012, and our
subsequent filings with the Securities and
Exchange Commission. Copies are available online
at http://www.sec.gov or on request from the
Company.
Although we believe that the assumptions underlying
our forward-looking statements are reasonable, any of
these assumptions, and therefore also the forward-
looking statements based on these assumptions,
could themselves prove to be inaccurate. In light of
the significant uncertainties inherent in the forward-
looking statements included in this presentation, our
inclusion of this information is not a representation or
guarantee by us that our objectives and plans will be
achieved. Our forward-looking statements speak only
as of the date made and we will not update these
forward-looking statements unless the securities laws
require us to do so. In light of these risks,
uncertainties and assumptions, the forward-looking
events discussed in this presentation may not occur,
and we caution you against unduly relying on these
forward-looking statements.
Disclaimer
Important disclosures regarding forward-looking statements
continued

This presentation contains a reference to a "non-GAAP
financial measure" as defined in Regulation G of SEC rules.
We present this measure because we believe it is of interest to the investment community and it provides an additional
meaningful method of evaluating certain aspects of the
Company’s operating performance from period to period on
a basis that may not be otherwise apparent on a generally
accepted accounting principles (GAAP) basis.  This financial measure should be viewed in addition to, not in lieu of, the
Company’s condensed consolidated income statements and
balance sheet as of the relevant dates. Consistent with
Regulation G, a description of such information is provided
below and a reconciliation of certain of such items to GAAP
information can be found in our periodic filings with the
SEC. Our method of calculating this non-GAAP financial
measure may differ from other companies and therefore
comparability may be limited.
Organic commissions & fees growth excludes: (i) the
impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from
acquisitions; and (iii) the net commission and fee revenues
related to operations disposed of in each period presented, as set out on pages 7 and 8.
A reconciliation to GAAP measure is provided for organic
commissions & fees growth.
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Important disclosures regarding Non-GAAP measures

Important disclosures regarding Non-GAAP measures
(cont)
2013 Commissions and Fees Growth by Segment

Q1 Q2 Q3 YTD
Willis Global
Reported Growth
3.5% 8.2% 6.4% 5.7%
Acquisitions & Disposals / other
(0.2)% 0.2%
0.8%
0.2%
Foreign Currency Movements
(0.4)% (2.3)%
(0.8)%
(1.2)%
Organic Growth
4.1% 10.3% 6.4% 6.7%
Willis
International
Reported Growth
3.8% 2.5% 7.0% 4.3%
Acquisitions & Disposals / other
0.1% 0.1% -% 0.2%
Foreign Currency Movements
(0.1)% (0.2)% (0.8)% (0.4)%
Organic Growth
3.8% 2.6% 7.8% 4.5%
Willis North
America
Reported Growth
4.9% 6.1% 4.1% 5.0%
Acquisitions & Disposals / other
0.4% 0.6% 0.6% 0.6%
Foreign Currency Movements
0.2% -% (0.4)% (0.1)%
Organic Growth
4.3% 5.5% 3.9% 4.5%
Willis Group
Holdings
Reported Growth
4.1% 5.7% 5.6% 5.1%
Acquisitions & Disposals / other
0.1% 0.4% 0.5% 0.3%
Foreign Currency Movements
(0.1)% (1.0)% (0.6)% (0.5)%
Organic Growth
4.1% 6.3% 5.7% 5.3%
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